Exhibit 99.1 EVERNORTH HOLDINGS INC. 1

Disclaimers and Other Important Information This presentation (this “Presentation”) is being furnished solely to recipients that are “qualified institutional buyers” as defined in Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) by Armada Acquisition Corp. II (“SPAC”), Pathfinder Digital Assets LLC (the “Company”), and Evernorth Holdings Inc., a proposed combined publicly listed company domiciled in the U.S. (“ListCo” and together with SPAC and the Company, the “Parties”) solely for informational purposes of considering the opportunity to participate in the proposed private placements in connection with a potential business combination among the Parties and related transactions (the “Business Combination” and together with both proposed private offerings (the “Equity Offerings”), the “Transactions”). Following the closing of the Business Combination, each of the Company and SPAC will be subsidiaries of ListCo. By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities pursuant to the Equity Offerings will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering. Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities issued in the Equity Offerings have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise. None of SPAC, the Company or ListCo nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers, employees, advisers or agents (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions. The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete. The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Party or their respective Representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions. Recipients of this Presentation should read the definitive documents for the Equity Offerings or any other Transaction and make their own evaluation of the Parties and the Equity Offerings or any other Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision. You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Equity Offerings or the consummation of any other Transaction, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein. Confidentiality This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. Forward-Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding ListCo, the Company, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets held by the Company, the price and volatility of XRP, including such volatility’s expected enablement of lower cost-financing, XRP’s position as a leading cryptocurrency, XRP’s ability to power the next evolution of financial services, any expected growth or other opportunities, ListCo's listing on an applicable securities exchange, the macro and political conditions surrounding digital assets, including the evolution of regulatory tailwinds and conditions and legislative developments, the increasing adoption of digital assets, including XRP, any projected outcomes or expectations of crypto treasury strategies, expectations of XPR to perform as a superior treasury asset, the Company’s proposed operational strategy, plans and use of proceeds, objectives of management for future operations of the Company and ListCo, expected operating costs of ListCo and its subsidiaries, the upside potential and opportunity for investors resulting from any proposed Transactions, any projections or pro forma values associated with any Transactions, any proposed Transaction structures and offering terms, ListCo and the Company’s plans for XRP adoption, value creation, investor benefits and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, and ListCo’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. 2

Forward-Looking Statements (Continued) Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities; the risk that the Business Combination may not be completed by SPAC’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of SPAC’s shareholders, or the Equity Offerings; failure to realize the anticipated benefits of the Transactions; the level of redemptions of SPAC’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A shares of SPAC or the shares of Class A Common Stock of ListCo; the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination; the failure of ListCo to obtain or maintain the listing of its securities any stock exchange on which ListCo's Class A Common Stock will be listed after closing of the Business Combination; costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to ListCo’s anticipated operations and business, including the highly volatile nature of the price of XRP; the risk that ListCo’s stock price will be highly correlated to the price of XRP and the price of XRP may decrease between the signing of the definitive documents for the Transaction and the closing of the Transactions or at any time after the closing of the Transactions; risks related to increased competition in the industries in which ListCo will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding XRP; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Business Combination, ListCo experiences difficulties managing its growth and expanding operations; challenges in implementing its business plan including XRP-related financial and advisory services, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which the ListCo Class A Common Stock will be listed or by the Securities and Exchange Commission (“SEC”), which may impact the ability to list ListCo's Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company, SPAC, ListCo or others following announcement of the Business Combination; and those risk factors discussed in documents of ListCo, the Company, or SPAC filed, or to be filed, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of SPAC dated as of November 20, 2024 and filed by SPAC with the SEC on May 21, 2025, SPAC’s Quarterly Reports on Form 10-Q, and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by ListCo and SPAC, and other documents filed by SPAC and ListCo from time to time with the SEC, as well as the list of risk factors included herein. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither SPAC nor the Company nor ListCo presently know or that SPAC, the Company and ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward- looking statements, whether as a result of new information, future events, or otherwise. None of the Parties or any of its Representatives gives any assurance that any of SPAC, the Company or ListCo will achieve its expectations. The inclusion of any statement in this presentation does not constitute an admission by ListCo, the Company or SPAC or any other person that the events or circumstances described in such statement are material. Industry and Market Data This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although the Parties believe these third-party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on the Parties’ good faith estimates, which are derived from both internal sources and the third-party sources. None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information. The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by SPAC or ListCo, or any other report or document to be filed by ListCo following completion of the Business Combination with the SEC. Trademarks and Intellectual Property All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. Additional Information and Where to Find It In connection with the Business Combination, SPAC and ListCo intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all SPAC shareholders. SPAC will also file other documents regarding the Transactions with the SEC. Before making any voting or investment decision, investors, shareholders and other interested persons of SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC through the website maintained by the SEC at www.sec.gov. The documents filed by SPAC and ListCo with the SEC also may be obtained free of charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Armada Acquisition Corp. II, 382 NE 191st St, Suite 52895, Miami, FL 33179-52895. Participants in Solicitation SPAC, ListCo, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of SPAC’s securities are, or will be, contained in SPAC’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination, including and the names and interests of the Company and ListCo’s directors and executive officers, will be set forth in the proxy statement/prospectus on Form S-4 for the Business Combination, which is expected to be filed by ListCo and SPAC with the SEC. You may obtain free copies of these documents as described in the preceding paragraph. 3

• • • • • • • • • • • • • • • • • • • 4 (1) Source: Public XRP ledger data. LTM represents period from October 18, 2024 to October 17, 2025. (2) Assumes a Signing XRP Price of $2.36609. (3) Assumes no AACI shareholders exercise redemption rights at closing.

Brad Garlinghouse CEO and Board Director Advisor Ripple, CEO Matthew Frymier Chief Financial Officer David Schwartz Advisor Ripple, CTO Sagar Shah Chief Business Officer Jessica Jonas Chief Legal Officer Meg Nakamura Chief Operating Officer 5

•• •• ‒ • • (2) XRP Ownership Split (1) Transaction Cost & Speed $0.8000 35.0% 60.4% 4.6% $0.5000 $0.0057 XRP Held by Ripple On-Ledger Escrow XRP XRP In Circulation BTC ETH XRP ~30-60 minutes ~6-15 seconds ~3-5 seconds 6 (1) Messari, Ycharts, and Pocket Option. (2) XRPscan. Data as of October 16, 2025.

Meaningful Catalysts for Accelerated Growth in XRP Ecosystem

GROWING STABLECOINS & PAYMENTS

- RLUSD powers payments among customers, businesses, and suppliers, and serves as an on-ramp for easy access to crypto and a "USD account" in markets with limited access to dollars



Stablecoins in Circulation[(1)] ($bn)
58%
YoY Growth
$148
$159
$185
$208
$223
$252
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25



Stablecoin Transaction Volume[(2)] ($tn)
131%
YoY Growth
$1.3
$1.3
$1.9
$2.0
$2.2
$3.0
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

GROWTH IN REAL WORLD ASSETS (RWAs)

- At inception, XRPL was intentionally developed to address financial infrastructure use cases and this has translated to significant growth in onchain RWAs as tokenization use cases are materializing
- RWA growth on the XRPL has grown over 15x YTD compared to all other standalone Layer 1 protocols

TOKENIZATION PLATFORMS

Zoniqx, ARCHAX, meld, Axiology, OpenEden, Ondo, Palisade

Sources: CoinMarketCap, Visa Onchain Analytics. (1) Stablecoins include USDC, USDT, TUSD, PYUSD, USDP, BUSD, GUSD, USDG, FDUSD, and RLUSD. (2) Reflects adjusted onchain transaction volumes per Visa Onchain analytics.

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The Right Team, Unparalleled Industry Backing; Building a Multibillion-Dollar Business 8 .

Spot XRP ETPs XRP Trusts Direct XRP Purchases ✓ ✓ ✓ ✓ ✓ ✓✓✓ ✓ 9

Evernorth’s business strategy is built upon three interconnected pillars, designed to maximize XRP per share and foster the broader utility of the asset 10

z Treasury Cross-border Stablecoins Reserve management payments currency Real world Decentralized Collateral Lending assets (“RWA”) exchanges Liquidity management Lending protocols 11

• X ARMY YOUTUBE ARMY 7.5M+ Total Reach 1.7M+ Subscribers | 500M+ Views • • BC Backer DA Investor Moon Lambo @Ripple @theCryptoSquire @XRPCryptowolf 295k Subs 216k Subs 173k Subs 3.19M 546k 420k 54M+ Views 95M+ Views 91M+ Views Dig Perspectives Zach Rector Crypto Eri @sentosumosaba @BankXRP @thebearablebull 169k Subs 151k Subs 117k Subs 283k 259k 380k 69M+ Views 42M+ Views 27M+ Views + Many More 24hrs Crypto Token Talk + Many More + Many More 107k Subs 30k Subs @RuleXRP @stedas 18M+ Views 4M+ Views 200k 158k REDDIT ARMY 1M+ Combined Members r/Ripple r/XRP 382k Members 630k Members 12 Source: FeedSpot, X, YouTube Analytics.

Source: Public XRP ledger data. Note: LTM represents period from October 18, 2024 to October 17, 2025. YoY growth metrics represent comparison between time period from 13 January 1, 2025 to October 17, 2025 and time period from January 1, 2024 to October 17, 2024.

14

(1) MSTR Case Study Strategy’s Bitcoin Accumulation Strategy • Use Free Cash Flow: Acquire bitcoin with cash from operations from core business intelligence software business • Leverage Attractive Capital: Raise funds through low-interest financial instruments such as convertible notes, senior bonds, and at-the-market offerings • Acquire Bitcoin: Use capital raised to accumulate Bitcoin as a long-term store of value and hedge against monetary debasement • Enhance Returns and Repeat: As Bitcoin price appreciates, MSTR appreciates enabling further capital raises The Flywheel Effect 15 (1) Market and financial data as of October 16, 2025; MSTR public filings with the SEC.

• • •• 18% 26% 14% 68% 74% XRP ETH Others South Korea World 16 (1) Japan Virtual and Crypto Assets Exchange Association. August 2025. (2) Upbit and Bithumb. August 2025.

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Transaction Summary

Transaction Overview

- **Evernorth Holdings, Inc.,** an institutional pure-play XRP platform, launches via a business combination with Armada Acquisition Corp. II ("AACI"), sponsored by an affiliate of Arrington Capital
- At closing, Evernorth is expected to manage the largest XRP balance sheet in the public market, with **over 560 million XRP**[(1)]
- Raised **over $1.1 billion** of **committed capital** in **common stock** at $10.00 per share:
  - **$300 million** from Ripple
  - **$200 million** from SBI Holdings and Affiliates
  - **$645 million** from institutional and strategic investors
- Additional **$200 million** expected to be invested by Ripple, post closing of business combination, to support the international XRP DAT expansion
- Pro forma equity value of approximately **$1.4 billion** at close[(2)]
- Ripple and AACI sponsor will be subject to a 180-day lock-up following closing of business combination
- Net proceeds from committed financing and AACI cash in trust (after transaction costs and reserve for operating expenses) to be used to fund the acquisition of XRP
- Expected closing in Q1 2026

Sources & Uses

Sources ($ mm)	
Advance / Delayed Funding	$645
Ripple In-Kind Contribution	300
SBI and Affiliates Cash Contribution	200
AACI Cash in Trust [(1)(3)]	235
Total Sources	**$1,379**

Uses ($ mm)	
Contributed / Purchased XRP / Balance Sheet Cash	$1,339
Est. Transaction Fees and Expenses	40
Total Uses	**$1,379**

(1) Assumes a Signing XRP Price of $2.36609. (2) Assumes no AACI shareholders exercise redemption rights at closing. (3) AACI cash in trust value as of September 30, 2025. Does not account for additional accrued interest on cash in trust, which would increase trust value per share at closing. Figure is unaudited.

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Shares (mm) Economic Ownership % XRP (mm) Ripple 126.8 Ripple 30.0 21% SBI and Affiliates 84.5 SBI and Affiliates 20.0 14% Advance / Delayed Funding 272.5 Advance / Delayed Funding Investors 64.5 45% Committed at Ann. 483.8 (2) 29.1 20% AACI Shareholders (3) 82.3 Est. Purchase at Close Total 143.6 100% Est. Total at Close 566.1 (1) Assumes $10.00 per share and no increase in XRP price between signing and closing (which would result in the issuance of additional shares to advance funding investors). Includes 5.5mm AACI Class B shares. Excludes the impact of 11.5mm AACI public warrants (exercisable at $11.50 per share) and 0.355mm AACI private placement warrants (exercisable at $11.50 per share), to be exchanged for an equivalent number of ListCo warrants. (2) Assumes no AACI shareholders exercise redemption rights at closing. (3) Assumes $235mm of 19 net proceeds from SPAC cash in trust (assuming no redemptions, after paying transaction fees and expenses) are used to purchase XRP at a price of $2.36609 at closing of business combination. Figure is unaudited.

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(1) LTM Crypto Landscape Performance Total Crypto Market Cap ($bn) 600% Judge Torres rejects WisdomTree proposed $50 files for XRP $2,170 million settlement ETF between Ripple and 500 the SEC Bid-ask: 0.008% Lowest outside of BTC & ETH $474 400 Ripple & SEC XRP Avg. Daily Volume ~$6.7B Resolution/ Settlement Day 324% 300 Archax launches first tokenized money market fund on XRPL 200 U.S. Senate Passes the GENIUS Act SEC announces Gary Gensler's 100 resignation 60% 49% $159 35% $141 19% 0 13% $102 (100) $30 $29 $24 Oct-24 Jan-25 Apr-25 Jul-25 Oct-25 $12 $9 ETH XRP BTC SOL MAG7 SP50 BTC ETH BNB XRP SOL TRX DOGE ADA HYPE SUI 23 Source: Coingecko. Factset. Market date as of October 16, 2025. (1) Excluding XRP in escrow.

(1) (1) LTM XRP 24 Hour Trading Volume XRP vs. Peers ADTV Bid-ask: 0.008% XRP Avg. Daily Volume ~$6.7B Lowest outside of $60 BTC & ETH 1.8x DOGE 4.5x ADA $6.7 6.4x LINK 7.5x TRON 50 40 30 $3.7 20 $1.5 10 $1.0 $0.9 0 Oct-2024 Dec-2024 Mar-2025 May-2025 Aug-2025 Oct-2025 XRP DOGE ADA LINK TRON 24 Source: CoinMarketCap. Market data as of October 16, 2025. (1) A measure of a cryptocurrency average trading volume across all tracked platforms over the last 30 days. This is tracked on a rolling 24-hour basis with no open/closing times.

XRP Relative to Other Tokens

	XRP	Bitcoin	Ethereum
Overview	**Compliant, Real-World Finance** *XRPL is designed for the efficient tokenization and exchange of crypto-native and real-world assets*	**Store of Value** *Bitcoin is the first blockchain and found product market fit as a store of value, i.e. "digital gold"*	**Decentralized App Store** *Ethereum has grown into an ecosystem where developers have gravitated towards building a permissionless, on-chain app store for web3*
Decentralization Level	Medium	High	Medium
Consensus Mechanism	Proof of Association *(Pre-approved validators sign blocks)*	Proof of Work *(Mining)*	Proof of Stake *(Stake tokens to validate blocks)*
Functionality / Programmability	Institutional-grade functionality aimed at financial use cases	Limited functionality	General purpose programming
Speed of Transaction [1]	~3-5 seconds	~30-60 minutes	~6-15 seconds
Cost of Transaction [1]	~$0.0057	~$0.80	~$0.50
# Spot ETFs filed	8	11	8
Spot ETF AUM	NA - Pending approval	~$149bn	~$25bn
# $100M+ DATs	0	52 [2]	16 [3]

Sources: Messari, Ycharts, Pocket Options, The Block, Webopedia. (1) Messari, Ycharts, and Pocket Option. (2) bitcointreasuries.net. (3) strategicethreserve.xyz.

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Post-Closing Structure



SBI Investors
Series C Investor
Other PIPE Investors
SPAC Shareholders & Warrant Holders
Ripple Labs Inc.
Evernorth Holdings Inc. (PubCo) (Nevada)
Armada Acquisition Corp II. (SPAC) (Delaware)
Pathfinder Digital Assets LLC (Delaware)
Legend
Corporation
Partnership
Disregarded Entity
Unspecified

Investor Securities Ownership

Investor	Class of Securities
Ripple Labs	• PubCo Class A Shares (economic & voting) • PubCo Class B Shares (non-economic & voting)* • Pathfinder Units*
Series C Investor *(on behalf of 501(c)(3) Entity)*	• PubCo Class A Shares (economic & voting) • PubCo Class C Shares (economic & non-voting)**
SBI Investors & Other PIPE Investors	• PubCo Class A Shares (economic & voting)
SPAC Shareholders & Warrant Holders	• PubCo Class A Shares (economic & voting)

* No PubCo Class B shares will be issued at closing, or are anticipated to be issued post-closing, due to 9.9% cap on Ripple Labs' voting power (together with Ripple Labs affiliates who form a 13D group). Pathfinder Units are non-voting and exchangeable for PubCo Class A Shares on 1:1 basis.

** PubCo Class C shares are non-voting and exchangeable for PubCo Class A shares on a 1:1 basis. Aggregate voting power of the Series C Investor and other entities whose holdings are aggregated under private foundation rules to be capped at 19.9%.

PubCo will be a holding company and its principal asset will be its ownership of Pathfinder Units directly and indirectly through ownership of shares of SPAC. All XRP will be held by Pathfinder. PubCo will be the sole managing member of Pathfinder and will control its business as a result.

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2. Risk Factors

Risk Factors Certain factors may have a material adverse effect on the business, financial condition and results of operations of Pathfinder Digital Assets LLC (“SPV”), Evernorth Holdings Inc. (“ListCo”) and/or Armada Acquisition Corp. II (“SPAC” and, together with SPV and ListCo, the “Parties”) and your proposed investment through the private placements described in the accompanying discussion materials (the “Private Placements”). The risks and uncertainties described below are not the only ones that the Parties face. Additional risks that the Parties are unaware of, or that the Parties currently believe are not material, may also become important factors that materially adversely affect any of the Parties. If any of the following risks actually occur, the business, financial condition, results of operations, and future prospects of the Parties could be materially and adversely affected. In that event, the trading price of ListCo’s Class A common stock (the “ListCo Class A Common Stock”) and public warrants following the proposed business combination among the Parties (the “Business Combination”) could decline, and you could lose all or part of your investment. Many of the risks and uncertainties affecting ListCo below are also relevant to an investment in the SPV, and investors in the SPV may be affected by such risks and uncertainties. 28

Risk Factors (Cont.) Risks Related to the Business and Strategy of ListCo and Investing in XRP XRP is a highly volatile asset and in the event the transaction does not close there is no guarantee that the value of XRP will not have materially deteriorated compared to the price of XRP at the time of signing of the subscription agreements. ListCo’s principal asset will be XRP, the native cryptocurrency of the XRP Ledger. XRP is a highly volatile asset, and ListCo’s operating results may significantly fluctuate, including due to the highly volatile nature of the price of XRP and erratic market movements. Due to ListCo’s limited operating history and the concentration of its XRP holdings, it will be difficult to evaluate ListCo’s business and future prospects, and ListCo may not be able to achieve or maintain profitability in any given period. A significant decrease in the market value of ListCo’s XRP holdings could adversely affect ListCo’s ability to satisfy its financial obligations. ListCo will operate in a highly competitive environment and will compete against companies, asset managers and other entities with similar strategies, including companies and other investors with significant XRP holdings and ETFs and ETPs for XRP and other digital assets, and ListCo’s business, operating results, and financial condition may be adversely affected if ListCo is unable to compete effectively. The introduction of government issued digital assets could eliminate or reduce the need or demand for private-sector issued digital assets, or significantly limit their utility. National governments around the world could launch central bank digital currencies, which could in turn limit the size of the market opportunity for cryptocurrencies, including XRP, and may adversely impact ListCo’s business. The emergence or growth of other private-sector digital assets, including those with significant backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of XRP and adversely affect ListCo’s business. ListCo’s XRP holdings will be less liquid than its cash and cash equivalents and may not be able to serve as a source of liquidity for ListCo. ListCo will face risks relating to the custody of its XRP. If ListCo or its third-party service providers experience a security breach or cyberattack and unauthorized parties obtain access to ListCo’s XRP, or if ListCo’s private keys are lost or destroyed, or other similar circumstances or events occur, ListCo may lose some or all of its XRP and ListCo’s financial condition and results of operations could be materially adversely affected. ListCo’s XRP acquisition strategy exposes ListCo to risk of non-performance by counterparties, including, in particular, risks relating to its custodians, including as a result of inability or refusal of a counterparty to perform because of a deterioration in the counterparty’s financial condition and liquidity or for any other reason. XRP and other digital assets are relatively novel assets, which will expose ListCo to significant legal, commercial, regulatory and technical uncertainty, which could adversely impact ListCo’s financial position, operations and prospects. The application of state and federal securities laws and other laws and regulations to digital assets is unclear in certain respects, and it is possible that regulators in the United States or foreign countries may interpret or apply existing laws and regulations in a manner that could materially adversely affect ListCo’s financial position, operations and prospects. Policymakers in the U.S. are just beginning to consider what a regulatory regime for digital assets would look like and the elements that would serve as the foundation for such a regime. ListCo may be unable to effectively react to proposed legislation and regulation of digital assets, which would adversely affect its business. XRP’s status as a “security” in any relevant jurisdiction, as well as the status of XRP-related products and services in general is subject to a high degree of uncertainty and if ListCo is unable to properly characterize such product or service offering, ListCo may be subject to regulatory scrutiny, inquiries, investigations, fines, and other penalties, which may adversely affect ListCo’s business, operating results, and financial condition. Absent federal regulations, there is a possibility that XRP may be classified as a “security.” Any classification of XRP as a “security” could lead to ListCo’s classification as an “investment company” under the Investment Company Act of 1940, and would subject ListCo to additional regulation and could materially impact the operation of ListCo’s business. If ListCo were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions likely would make it impractical for ListCo to continue segments of its business as currently contemplated and could adversely affect ListCo’s financial condition, the market price of XRP, the market price of shares of ListCo Class A Common Stock and warrants, and results of operations. ListCo will not be subject to the same legal and regulatory obligations, including certain compliance and reporting obligations intended to protect investors, that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers. Due to the unregulated nature and lack of transparency surrounding the operations of many XRP trading venues, XRP trading venues may experience greater fraud, security failures or regulatory or operational problems than trading venues for more established asset classes, which may result in a loss of confidence in XRP trading venues and adversely affect the value of ListCo’s XRP holdings. XRP is transmitted through the XRP Ledger, a decentralized, open-source, permissionless ledger that processes all transactions in XRP. If the XRP Ledger is disrupted or encounters any unanticipated difficulties, the value of XRP could be negatively impacted. ListCo may be subject to material litigation, including individual and class action lawsuits, as well as investigations and enforcement actions by regulators and governmental authorities. These matters are often expensive and time consuming, and, if resolved adversely, could harm ListCo’s business, financial condition, and operating results. ListCo’s compliance and risk management methods, including with respect to any lending or hypothecation of ListCo’s XRP, might not be effective and may result in outcomes that could adversely affect ListCo’s reputation, operating results, and financial condition. Changes in laws or regulations, or a failure to comply with any laws and regulations, including any applicable financial industry regulation, could have a material adverse impact on ListCo and its activities. ListCo could be considered to be a “shell company” and expects to be considered the successor to a shell company, and therefore ListCo and its stockholders would be restricted in reliance on certain rules or forms in connection with the offering, sale or resale of securities. If ListCo were considered to be a “shell company” by Nasdaq, or another stock exchange on which ListCo applies for listing, or by the SEC, ListCo may be unable to list its ListCo Class A Common Stock on a stock exchange and the Business Combination would not occur. 29

Risk Factors (Cont.) Risks Related to Being a Public Company The market price of ListCo Class A Common Stock and warrants may be volatile and decline materially as a result of volatility in XRP or the digital asset markets generally, or for other reasons. You should be aware that you may lose some or all of your investment. The principal assets of ListCo following the Business Combination will be its XRP holdings and cash and cash equivalents from the proceeds of the Business Combination and the Private Placements not invested in XRP. Although ListCo is expected to have certain other operations, ListCo will depend on such retained cash and cash equivalents to pay its debts and other obligations. If securities or industry analysts do not publish research or reports about ListCo’s business or the Business Combination or publish negative reports, the market price of ListCo Class A Common Stock could decline. ListCo’s ability to timely raise capital in the future may be limited, or may be unavailable on favorable terms, if at all. ListCo’s failure to raise capital when needed could harm its business, operating results and financial condition. The issuance of additional shares and warrants by ListCo could make it difficult for another company to acquire ListCo, may dilute the ownership of ListCo stockholders and could adversely affect the price of ListCo Class A Common Stock and public warrants. Future resales of ListCo Class A Common Stock after the consummation of the Business Combination may cause the market price of ListCo’s securities to drop significantly, even if ListCo’s business is doing well. ListCo will incur higher costs post-Business Combination as a result of being a public company, including additional legal, accounting, insurance and other expenses, as well as costs associated with public company reporting requirements. ListCo’s management team is expected to have limited experience managing and operating a U.S. public company. If ListCo is unable to maintain an effective system of internal controls and compliances, its business and reputation could be adversely affected. ListCo’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it following consummation of the Business Combination could have a material adverse effect on its business, financial condition, results of operations, cash flow and prospects. ListCo will be an “emerging growth company.” The reduced public company reporting requirements applicable to emerging growth companies may make ListCo Class A Common Stock less attractive to investors. 30

Risk Factors (Cont.) Risks Related to the Business Combination The market price of ListCo Class A Common Stock and warrants after the Business Combination will be affected by factors different from those currently affecting the prices of Class A ordinary shares of SPAC (“SPAC Class A Ordinary Shares”). Even if the Business Combination is consummated, the public warrants may never be in the money, and they may expire worthless and the terms of the warrants may be amended in a manner adverse to a holder if sufficient holders of the then outstanding public warrants approve of such amendment. The ListCo warrants may have an adverse effect on the market price of the ListCo Class A Common Stock. Warrants will become exercisable for ListCo Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders. Public shareholders who redeem their shares of SPAC Class A Ordinary Shares may continue to hold any SPAC warrants that they own, which results in dilution to non-redeeming holders upon exercise of the SPAC warrants. ListCo may redeem the unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders and the exercise of a significant number of the warrants could adversely affect the market price of ListCo Class A Common Stock. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement among the Parties (the “Business Combination Agreement”) may be terminated in accordance with its terms and the Business Combination may not be completed. The Business Combination Agreement contains provisions that limit SPAC from seeking an alternative business combination. Neither SPAC nor its shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total merger consideration in the event that any of the representations and warranties in the Business Combination Agreement made by ListCo or any other party thereto ultimately proves to be inaccurate or incorrect. Investors in the Private Placements will experience immediate and material dilution upon closing of the Business Combination as a result of the SPAC Class A Ordinary Shares and Class B ordinary shares of SPAC (the “SPAC Class B Ordinary Shares”) held by the sponsor of SPAC (the “Sponsor”), since the value of such SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares is likely to be substantially higher than the nominal price paid for them, even if the trading price of ListCo Class A Common Stock at such time is substantially less than $10.00 per share. Since the Sponsor and SPAC’s directors and officers have interests that are different from, or in addition to (and which may conflict with), the interests of SPAC’s public shareholders, a conflict of interest may exist in determining whether the Business Combination with ListCo is appropriate as SPAC’s initial business combination. Such interests include that the Sponsor will lose its entire investment in SPAC if the Business Combination or any other business combination is not completed, and that the Sponsor will be liable to SPAC in certain circumstances if and to the extent any claims by a third party for services rendered or products sold to SPAC (except for our independent auditors and underwriters of SPAC’s initial public offering), or a prospective target business with which SPAC has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the redemption amount to below certain agreed upon thresholds. SPAC’s directors and officers will have discretion on whether to agree to changes or waivers in the terms of the Business Combination and their interests in exercising that discretion may conflict with those of SPAC’s shareholders. Members of SPAC’s management team and the SPAC Board have experience as founders, board members, officers, executives or employees of other companies. Certain of those persons, as well as SPAC’s affiliates, have been, may be, or may become, involved in litigation, investigations or other proceedings, including related to those companies or otherwise. The defense or prosecution of these matters could be time-consuming and could divert SPAC management’s attention, and may have an adverse effect on SPAC, which may impede SPAC’s ability to consummate the Business Combination. Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect SPAC’s business, including SPAC’s ability to complete the Business Combination. If the Business Combination is not approved and SPAC does not consummate another initial business combination by its deadline, then the Sponsor’s ordinary shares of SPAC will become worthless and the expenses it has incurred will not be reimbursed. These interests may have influenced its decision to approve the Business Combination. A substantial majority of SPAC’s public shareholders may redeem their SPAC Class A Ordinary Shares, which will reduce proceeds available to fund ListCo’s operations following the Business Combination. The ability of public shareholders of SPAC to exercise redemption rights with respect to a large number of SPAC’s public shares may reduce the public “float” of SPAC Class A Ordinary Shares, reduce the liquidity of the trading market for the SPAC Class A Ordinary Shares on Nasdaq, or make it difficult to obtain or maintain the quotation, listing or trading of shares of ListCo Class A Common Stock on Nasdaq, and subsequently may not allow the parties to complete the Business Combination, or optimize ListCo’s capital structure following the Business Combination. The Sponsor and SPAC’s directors, officers and their respective affiliates may elect to purchase SPAC Class A Ordinary Shares from public shareholders, subject to any limitations under the Securities Exchange Act of 1934, which may influence a vote on the Business Combination and reduce the public “float” of SPAC Class A Ordinary Shares. At closing, the ownership interest in ListCo of Ripple and those who invest in the Private Placement by funding at signing will be based on the greater of the price of XRP at signing and the price of XRP at closing. The ownership interest in ListCo of investors in the Private Placement who fund at closing will be based on the price of XRP at closing. Accordingly, if an investor who funds at signing and an investor who funds at closing each invested an identical amount and (i) there was an increase in the price of XRP between signing and closing, an investor who funds at signing will receive a greater percentage ownership in ListCo than the investor who funds at closing or (ii) there was a decrease in the price of XRP between signing and closing, an investor who funds at signing will receive the same percentage ownership in ListCo as the investor who funds at closing. 31

Risk Factors (Cont.) Risks Related to Ownership of ListCo Class A Common Stock and Public Warrants Following the Business Combination Securities of companies formed through mergers with special purpose acquisition companies such as ListCo may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to the merger. Volatility in ListCo’s share and warrant prices could subject ListCo to securities class action litigation. Currently, there is no public market for the shares of ListCo Class A Common Stock. Investors cannot be sure about whether an active trading market in ListCo Class A Common Stock will develop. Stock prices of companies formed through mergers involving special purpose acquisition companies have been volatile. Accordingly, securities of companies such as ListCo may be more volatile than other securities and may involve special risks. ListCo may or may not pay cash dividends in the foreseeable future. Sales of a substantial number of ListCo securities in the public market following the Business Combination could adversely affect the market price of ListCo Class A Common Stock. Risks Related to Taxation Unrealized fair value gains on ListCo’s XRP holdings could cause ListCo to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022. If SPAC is characterized as a passive foreign investment company for U.S. federal income tax purposes, its U.S. shareholders may suffer adverse tax consequences as a result of the Business Combination. 32